SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of February 15, 2017

SERIES	CLASS
Non-Money Market Funds

JPMorgan Access Balanced Fund	A, C, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16)

JPMorgan Access Growth Fund	A, C, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16)

JPMorgan California Tax Free Bond Fund	A, C, Select (to be converted to Institutional on or about 4/3/17) , Institutional (to be renamed I on or about 4/3/17)

JPMorgan China Region Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Commodities Strategy Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Corporate Bond Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Disciplined Equity Fund	A, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16), R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Diversified Fund	A, C, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16)

JPMorgan Diversified Real Return Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5

JPMorgan Dynamic Growth Fund	A, C, Select (to be renamed I on or about 4/3/17), R5

JPMorgan Dynamic Small Cap Growth Fund (name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Emerging Economies Fund	A, C, Select (to be renamed I on or about 4/3/17), R5, R6

JPMorgan Emerging Markets Corporate Debt Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Emerging Markets Debt Fund	A, C, Select (to be renamed I on or about 4/3/17), R5, R6

JPMorgan Emerging Markets Equity Fund	A, C, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16), R5

SERIES	CLASS
JPMorgan Emerging Markets Equity Income Fund	A, C, Select (to be renamed I on or about 4/3/17), R5, R6

JPMorgan Emerging Markets Local Currency Debt Fund (to be renamed JPMorgan Emerging Markets Strategic Debt Fund on or about 9/30/16)	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Equity Focus Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Equity Low Volatility Income Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Floating Rate Income Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Global Allocation Fund (name change from JPMorgan Global Flexible Fund effective 2/17/11)	A, C, Select (to be renamed I on or about 4/3/17), R2

JPMorgan Global Bond Opportunities Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Global Research Enhanced Index Fund	A, C, Select (to be renamed I on or about 4/3/17), R2

JPMorgan Global Unconstrained Equity Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Growth and Income Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Hedged Equity Fund	A, C, Select (to be renamed I on or about 4/3/17), R5, R6

JPMorgan Income Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Income Builder Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Inflation Managed Bond Fund	A, C, Select (to be renamed I on or about 4/3/17), R5, R6

JPMorgan Intermediate Tax Free Bond Fund	A, C, Select (to be converted to Institutional on or about 4/3/17), Institutional (to be renamed I on or about 4/3/17)

JPMorgan International Discovery Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan International Equity Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan International Equity Income Fund (name change from JPMorgan Global Equity Income Fund 1/30/15)	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

SERIES	CLASS
JPMorgan International Opportunities Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan International Unconstrained Equity Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan International Value Fund	A, C, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16), R2, R5, R6

JPMorgan International Value SMA Fund	(No Class Designation)

JPMorgan Intrepid America Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, Select (to be renamed I on or about 4/3/17), R2, R6

JPMorgan Intrepid Advantage Fund

(name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06) (name change from JPMorgan Intrepid Multi Cap Fund effective 2/28/13) (to be renamed JPMorgan Intrepid Sustainable Equity Fund on or about 3/31/17)

A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Intrepid European Fund	A, C, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16)

JPMorgan Intrepid Growth Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Intrepid Value Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Latin America Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Managed Income Fund	Select (to be converted to Institutional on or about 4/3/17), Institutional (to be renamed L on or about 4/3/17)

JPMorgan Mid Cap Equity Fund	A, C, Select (to be renamed I on or about 4/3/17),

JPMorgan New York Tax Free Bond Fund	A, C, Select (to be converted to Institutional on or about 4/3/17 ), Institutional (to be renamed I on or about 4/3/17)

JPMorgan Opportunistic Equity Long/Short Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Research Market Neutral Fund (name change from JPMorgan Market Neutral Fund effective 2/28/10)	A, C, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16)

SERIES	CLASS
JPMorgan Short Duration High Yield Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Small Cap Core Fund	R5 (formerly Select until 9/15/16), A, C, Select, R6

JPMorgan Small Cap Equity Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartAllocation Equity Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartAllocation Income Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Income Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement 2015 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement 2020 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement 2025 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement 2030 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement 2035 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement 2040 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement 2045 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement 2050 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

SERIES	CLASS
JPMorgan SmartRetirement 2055 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement 2060 Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed R5 on or about 4/3/17), R2, R3, R4, R6

JPMorgan SmartRetirement Blend Income Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2015 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2020 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2025 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2030 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2035 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2040 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2045 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2050 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2055 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan SmartRetirement Blend 2060 Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Strategic Income Opportunities Fund	A, C, Select (to be renamed I on or about 4/3/17), R5

JPMorgan Systematic Alpha Fund (name change from JPMorgan Diversified Risk Fund effective 5/14/14)	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Tax Aware Equity Fund (name change from JPMorgan Tax Aware Disciplined Equity Fund effective 12/10/10)	A, C, Select (to be converted to Institutional on or about 4/3/17 ), Institutional (to be renamed I on or about 4/3/17)

JPMorgan Tax Aware High Income Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Tax Aware Income Opportunities Fund	A, C, Select (to be renamed I on or about 4/3/17)

SERIES	CLASS
JPMorgan Tax Aware Real Return Fund	A, C, Select (to be converted to Institutional on or about 4/3/17), Institutional (to be renamed I on or about 4/3/17), R6

JPMorgan Tax Aware Real Return SMA Fund	(No Class Designation)

JPMorgan Total Return Fund	A, C, Select (to be renamed I on or about 4/3/17), R5, R2, R6

JPMorgan Unconstrained Debt Fund (name change from JPMorgan Multi Sector Bond Fund effective 10/22/14)	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan U.S. Dynamic Plus Fund (name change from JPMorgan Intrepid Long/Short Fund effective 11/1/07) (name change from JPMorgan Intrepid Plus Fund effective 5/3/10)	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan U.S. Equity Fund	A, C, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6

JPMorgan U.S. Large Cap Core Plus Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5

JPMorgan U.S. Small Company Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R3, R4, R5, R6

JPMorgan Value Advantage Fund	A, C, Select (to be renamed I on or about 4/3/17), L (formerly Institutional until 12/1/16), R3, R4, R5, R6

Security Capital U.S. Core Real Estate Securities Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service

JPMorgan California Municipal Money Market Fund	Morgan, E*TRADE, Service, Premier, Reserve, Eagle

JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Capital

JPMorgan New York Municipal Money Market Fund	Morgan, Reserve, E*TRADE, Service, Premier, Eagle

JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, C, Investor, IM

SERIES	CLASS
JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Direct